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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported)       March 13, 2003
                                                 -------------------------------

                               DCB Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                           0-22387                   31-1469837
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
of Incorporation)                                            Identification No.)

  110 Riverbend Avenue,      Lewis Center, Ohio                         43035
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including Area Code         (740) 657-7000
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 20, 2003, Registrant filed a Current Report on Form 8-K making the following disclosures:

                  (a) On March 13, 2003 the Audit Committee of the Board of Directors of DCB Financial Corp. ("DCB" or the "Corporation"), upon authority delegated to it by the Corporation's Board of Directors, dismissed Crowe, Chizek and Company LLP ("Crowe Chizek") as the Corporation's independent public accountant for all periods commencing on or after January 1, 2003, and engaged the firm of Grant Thornton, LLP as its new independent public accountant, effective for the fiscal year beginning January 1, 2003.

                  (b) Crowe Chizek's report on the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Disclosures regarding the existence of any adverse opinion or disclaimer of opinion in connection with, or any qualification or modification of, the report on the Corporation's consolidated financial statements for the most recent fiscal year will be submitted as an amendment to this Current Report on Form 8-K subsequent to the issuance by Crowe Chizek of such report. During the fiscal years ended December 31, 2001 and December 31, 2002, as well as during the subsequent interim period ending on March 13, 2003, there were no disagreements between the Corporation and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Chizek, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the fiscal years ended December 31, 2001 and December 31, 2002, and the subsequent interim period through March 13, 2003, there were no reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K.

                  (c) During DCB's two most recent fiscal years ended December 31, 2001, and December 31, 2002, and the subsequent interim period through March 13, 2003, the Corporation did not consult with Grant Thornton, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.



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         In addition, the Current Report on Form 8-K filed by the Registrant on
March 20, 2003 also indicated that the letter of Crowe Chizek to the Commission stating whether Crowe Chizek agrees with the statements made by Registrant in the Current Report on Form 8-K filed on March 20, 2003, and the respects, if any, in which it does not agree with Registrant's statements, would be filed as part of an amendment to said report. Exhibit No. 16, filed herewith, sets forth the letter of Crowe, Chizek and Company LLP to the Commission stating whether Crowe, Chizek and Company LLP agrees with the statements made by Registrant in the report on Form 8-K, as it was filed on March 20, 2003, and the respects, if any, in which Crowe, Chizek and Company LLP does not agree with Registrant's statements in this Report on Form 8-K.

         Subsequent to the filing of Registrant's Current Report on Form 8-K on March 20, 2003, Crowe Chizek issued its report on the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2002. Crowe Chizek's report on the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit Number             Description of Exhibit

16 Letter of Crowe Chizek regarding the disclosures by Registrant in its Current Report on Form 8-K, as filed with the Commission on March 20, 2003.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated:   March 31, 2003

                                                       /s/ John A. Ustaszewski,
                                                       -----------------------
                                                       John A. Ustaszewski
                                                       Chief Financial Officer













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                                  EXHIBIT INDEX

Exhibit
Number                              Description of Exhibit


16 Letter of Crowe Chizek regarding the disclosures by Registrant in its Current Report on Form 8-K, as filed with the Commission on March 20, 2003.